UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2010.

AMERICAN RAILCAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

North Dakota	000-51728	43-1481791
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Clark Street St. Charles, Missouri	63301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (636) 940-6000

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On November 12, 2010, the Board of Directors of US Railcar Company, LLC (“USRC”), a joint venture that was formed to manufacture Diesel Multiple Units (“DMU”), voted unanimously to dissolve USRC. The Board of Directors of USRC is composed of representatives of American Railcar Industries, Inc. and Ohio Railcar Group, LLC (formerly US Railcar, LLC).  The decision to dissolve the joint venture was the result of current market conditions for DMU orders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2010		American Railcar Industries, Inc.

	By:	/s/ Michael Obertop

	Name:	Michael Obertop
	Title:	Corporate Secretary and Assistant Treasurer